Exhibit (h)(2)

SCHEDULE A

PROSHARES TRUST EXPENSE LIMITATION AGREEMENT

Period:

October 1, 2010 – September 30, 2011

Fund Name	Expense Limit
ProShares Ultra S&P500	0.95%
ProShares Ultra MidCap400	0.95%
ProShares Ultra Dow30	0.95%
ProShares Ultra QQQ	0.95%
ProShares Short S&P500	0.95%
ProShares Short MidCap400	0.95%
ProShares Short Dow30	0.95%
ProShares Short QQQ	0.95%
ProShares UltraShort S&P500	0.95%
ProShares UltraShort MidCap400	0.95%
ProShares UltraShort Dow30	0.95%
ProShares UltraShort QQQ	0.95%
ProShares Ultra Russell2000	0.95%
ProShares Ultra SmallCap600	0.95%
ProShares Ultra Russell1000 Value	0.95%
ProShares Ultra Russell1000 Growth	0.95%
ProShares Ultra Russell MidCap Value	0.95%
ProShares Ultra Russell MidCap Growth	0.95%
ProShares Ultra Russell2000 Value	0.95%
ProShares Ultra Russell2000 Growth	0.95%
ProShares Ultra Basic Materials	0.95%
ProShares Ultra Consumer Goods	0.95%
ProShares Ultra Consumer Services	0.95%
ProShares Ultra Financials	0.95%
ProShares Ultra Health Care	0.95%
ProShares Ultra Industrials	0.95%
ProShares Ultra Oil & Gas	0.95%
ProShares Ultra Real Estate	0.95%
ProShares Ultra Semiconductors	0.95%
ProShares Ultra Technology	0.95%
ProShares Ultra Telecommunications	0.95%
ProShares Ultra Utilities	0.95%
ProShares Short Russell2000	0.95%
ProShares Short SmallCap600	0.95%
ProShares Short Financials	0.95%
ProShares Short Oil & Gas	0.95%
ProShares Short MSCI EAFE	0.95%
ProShares Short MSCI Emerging Markets	0.95%

Fund Name	Expense Limit
ProShares UltraShort Russell2000	0.95%
ProShares UltraShort SmallCap600	0.95%
ProShares UltraShort Russell1000 Value	0.95%
ProShares UltraShort Russell1000 Growth	0.95%
ProShares UltraShort Russell MidCap Value	0.95%
ProShares UltraShort Russell MidCap Growth	0.95%
ProShares UltraShort Russell2000 Value	0.95%
ProShares UltraShort Russell2000 Growth	0.95%
ProShares UltraShort MSCI EAFE	0.95%
ProShares UltraShort MSCI Emerging Markets	0.95%
ProShares UltraShort MSCI Japan	0.95%
ProShares UltraShort FTSE/Xinhua China 25	0.95%
ProShares UltraShort Basic Materials	0.95%
ProShares UltraShort Consumer Goods	0.95%
ProShares UltraShort Consumer Services	0.95%
ProShares UltraShort Financials	0.95%
ProShares UltraShort Health Care	0.95%
ProShares UltraShort Industrials	0.95%
ProShares UltraShort Oil & Gas	0.95%
ProShares UltraShort Real Estate	0.95%
ProShares UltraShort Semiconductors	0.95%
ProShares UltraShort Technology	0.95%
ProShares UltraShort Telecommunications	0.95%
ProShares UltraShort Utilities	0.95%
ProShares UltraShort 7-10 Year Treasury	0.95%
ProShares Short 20+ Year Treasury	0.95%
ProShares UltraShort 20+ Year Treasury	0.95%
ProShares Ultra MSCI Emerging Markets	0.95%
ProShares Ultra MSCI EAFE	0.95%
ProShares Ultra MSCI Japan	0.95%
ProShares Ultra FTSE/Xinhua China 25	0.95%
ProShares UltraShort MSCI Europe	0.95%
ProShares UltraShort MSCI Pacific ex-Japan	0.95%
ProShares UltraShort MSCI Brazil	0.95%
ProShares UltraShort MSCI Mexico Investable Market	0.95%
ProShares UltraPro S&P500	0.95%
ProShares UltraPro Short S&P500	0.95%
ProShares Ultra Russell3000	0.95%
ProShares UltraShort Russell3000	0.95%
ProShares Credit Suisse 130/30	0.95%
ProShares Short Basic Materials	0.95%
ProShares Short FTSE/Xinhua China 25	0.95%
ProShares Short KBW Regional Banking	0.95%
ProShares Short Real Estate	0.95%
ProShares Ultra 20+ Year Treasury	0.95%

Fund Name	Expense Limit
ProShares Ultra 7-10 Year Treasury	0.95%
ProShares Ultra KBW Regional Banking	0.95%
ProShares Ultra MSCI Brazil	0.95%
ProShares Ultra MSCI Europe	0.95%
ProShares Ultra MSCI Mexico Investable Market	0.95%
ProShares Ultra MSCI Pacific ex-Japan	0.95%
ProShares Ultra Nasdsaq Biotechnology	0.95%
ProShares UltraPro Dow30	0.95%
ProShares UltraPro QQQ	0.95%
ProShares UltraPro Russell2000	0.95%
ProShares UltraPro S&P400 MidCap	0.95%
ProShares UltraPro Short Dow30	0.95%
ProShares UltraPro Short QQQ	0.95%
ProShares UltraPro Short Russell2000	0.95%
ProShares UltraPro Short S&P400 MidCap	0.95%
ProShares UltraShort Nasdaq Biotechnology	0.95%

Periods:

•	For the period beginning on each Fund’s date of launch until September 30 of that year

•	October 1 of the year of each Fund’s launch until September 30 of the following year

Fund Name	Expense Limit
ProShares Ultra Precious Metals	0.95%
ProShares Short Russell1000 Growth	0.95%
ProShares Short Russell MidCap Value	0.95%
ProShares Short Russell MidCap Growth	0.95%
ProShares Short Russell2000 Value	0.95%
ProShares Short Russell1000 Value	0.95%
ProShares Short Russell2000 Growth	0.95%
ProShares Short Biotechnology	0.95%
ProShares Short Consumer Goods	0.95%
ProShares Short Consumer Services	0.95%
ProShares Short Health Care	0.95%
ProShares Short Industrials	0.95%
ProShares Short Oil & Gas	0.95%
ProShares Short Precious Metals	0.95%
ProShares Short Semiconductors	0.95%
ProShares Short Technology	0.95%
ProShares Short Telecommunications	0.95%
ProShares Short Utilities	0.95%
ProShares UltraShort Precious Metals	0.95%
ProShares Short MSCI Japan	0.95%
ProShares Ultra Nasdaq Biotechnology	0.95%
ProShares Ultra NASDAQ Composite Index	0.95%
ProShares Ultra Dow Jones Select Telecommunications	0.95%

Fund Name	Expense Limit
ProShares Ultra iBoxx $ Investment Grade	0.95%
ProShares Ultra iBoxx $ High Yield	0.95%
ProShares Short NASDAQ Biotechnology	0.95%
ProShares Short NASDAQ Composite Index	0.95%
ProShares Short Dow Jones Select Telecommunications	0.95%
ProShares Short 7-10 Year Treasury	0.95%
ProShares Short iBoxx $ Investment Grade	0.95%
ProShares Short iBoxx $ High Yield	0.95%
ProShares UltraShort Nasdaq Biotechnology	0.95%
ProShares UltraShort NASDAQ Composite Index	0.95%
ProShares UltraShort Dow Jones Select Telecommunications	0.95%
ProShares UltraShort iBoxx $ Investment Grade	0.95%
ProShares UltraShort iBoxx $ High Yield	0.95%
ProShares Ultra Aggregate Bond	0.95%
ProShares Ultra DJ Wilshire Total Market	0.95%
ProShares Ultra MSCI Latin America	0.95%
ProShares Ultra MSCI BRIC	0.95%
ProShares Ultra S&P Europe 350	0.95%
ProShares Ultra MSCI South Korea	0.95%
ProShares Ultra MSCI Taiwan	0.95%
ProShares Ultra MSCI Australia	0.95%
ProShares Ultra MSCI Hong Kong	0.95%
ProShares Short Aggregate Bond	0.95%
ProShares Short DJ Wilshire Total Market	0.95%
ProShares Short Russell 3000	0.95%
ProShares Short MSCI Pacific ex-Japan	0.95%
ProShares Short MSCI Latin America	0.95%
ProShares Short MSCI Europe	0.95%
ProShares Short MSCI BRIC	0.95%
ProShares Short S&P Europe 350	0.95%
ProShares Short MSCI Brazil	0.95%
ProShares Short MSCI South Korea	0.95%
ProShares Short MSCI Taiwan	0.95%
ProShares Short MSCI Australia	0.95%
ProShares Short MSCI Hong Kong	0.95%
ProShares Short MSCI Mexico Investable Market	0.95%
ProShares UltraShort Aggregate Bond	0.95%
ProShares UltraShort DJ Wilshire Total Market	0.95%
ProShares UltraShort MSCI Latin America	0.95%
ProShares UltraShort MSCI BRIC	0.95%
ProShares UltraShort S&P Europe 350	0.95%
ProShares UltraShort MSCI Hong Kong	0.95%
ProShares UltraShort MSCI Australia	0.95%
ProShares UltraShort MSCI Taiwan	0.95%
ProShares UltraShort MSCI South Korea	0.95%

Fund Name	Expense Limit
ProShares UltraShort KBW Regional Banking	0.95%
ProShares MSCI Latin America	0.95%
ProShares UltraPro MSCI EAFE	0.95%
ProShares UltraPro 7-10 Year Treasury	0.95%
ProShares UltraPro 20+ Year Treasury	0.95%
ProShares UltraPro MSCI Emerging Markets	0.95%
ProShares UltraPro Short MSCI EAFE	0.95%
ProShares UltraPro Short 7-10 Year Treasury	0.95%
ProShares UltraPro Short 20+ Year Treasury	0.95%
ProShares UltraPro Short MSCI Emerging Markets	0.95%
ProShares Ultra TIPs	0.95%
ProShares Short TIPs	0.95%
ProShares UltraShort TIPs	0.95%
ProShares Ultra Gold Miners	0.95%
ProShares Short Gold Miners	0.95%
ProShares UltraShort Gold Miners	0.95%
ProShares Ultra MSCI Canada	0.95%
ProShares Short MSCI Canada	0.95%
ProShares UltraShort MSCI Canada	0.95%
ProShares Ultra S&P Retail	0.95%
ProShares Short S&P Retail	0.95%
ProShares UltraShort S&P Retail	0.95%
ProShares UltraPro 3-7 Year Treasury	0.95%
ProShares UltraPro Short 3-7 Year Treasury	0.95%
ProShares Ultra 3-7 Year Treasury	0.95%
ProShares Short 3-7 Year Treasury	0.95%
ProShares UltraShort 3-7 Year Treasury	0.95%
ProShares RAFI US Equity Long/Short	0.95%

PROSHARE ADVISORS LLC A Maryland limited liability company		PROSHARES TRUST a Delaware statutory trust

By:	/s/ Michael L. Sapir	By:	/s/ Louis M. Mayberg
	Michael L. Sapir Chief Executive Officer		Louis M. Mayberg President

Adopted:	December 15, 2005

Amended:	December 15, 2006	March 12, 2008	June 7, 2010
	January 23, 2007	September 15, 2008	September 21, 2010
	July 31, 2007	December 16, 2008
	September 18, 2007	September 9, 2009
	December 10, 2007	March 3, 2010